--------------------------------------------------------------------------------
CLOSED END
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Alliance World Dollar
Government Fund

Annual Report
October 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 7, 2001

Dear Shareholder:

This report provides you with the performance, investment strategy and outlook of Alliance World Dollar Government Fund (the "Fund") for the annual reporting period ended October 31, 2001.

Investment Objective and Policies

Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income and capital appreciation. To achieve this objective, the Fund invests primarily in high-yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table provides investment results for the Fund for the past six- and 12-month periods ended October 31, 2001. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance World Dollar Government Fund (NAV)                  -2.04%        3.45%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus                 -1.92%        3.51%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

      Additional investment results appear on pages 6-8.

The Fund underperformed its benchmark for both the six- and 12-month periods ended October 31, 2001. Our overweight position in Argentina detracted from the Fund's performance. Concerns about Argentina's ability to repay its public foreign debt, the strong U.S. dollar (the Argentine peso is pegged to the U.S. dollar), deficient labor reforms and a lack of competitive industries have caused Argentine bond prices to decline.

Our decision not to hold investment grade credits (BBB-rated or better) also weakened the Fund's performance. Our strategy has generally favored longer maturity bonds, which have lagged in performance during the six-month period as a result of the decline in U.S. interest rates and a steeper yield curve.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Fund's overweight position in Russia contributed positively to performance for the six-month period. Contributing favorably to Russia's overall economic picture and investor confidence were continued fiscal reforms, economic growth and increased geopolitical importance. In addition, our decision to underweight Brazil also enhanced the Fund's performance. Slow global growth and financial contagion from its neighbor, Argentina, have negatively affected Brazil's economy. In Mexico, our overweight position also contributed positively to performance, as the government continues to take steps toward implementing needed fiscal reforms.

Market Overview

Global economic growth continued to decelerate since the last reporting period six months ago. In the U.S., restrained capital spending, inventory reductions, shrinking investments and weaker export performance significantly slowed the economy. The events of September 11 had a severe impact on U.S. consumer and investor confidence, key ingredients that were required for recovery. With the economy slowing and underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 200 basis points from 5.00% to 3.00% and in late May Congress passed a stimulative tax package. In October, November and December, the Federal Reserve again reduced interest rates a total of 125 basis points to 1.75%--the lowest in four decades. Growth for the second quarter of 2001 slowed to 0.30%, and reported preliminary growth for the third quarter contracted to -1.1%.

The emerging-market sector, as measured by the JPM EMBI+, produced a return of -1.92% during the six-month period due to poor performance in Argentina and spillover weakness in Brazil.

Although other emerging-market regions posted positive returns, Argentina and Brazil significantly dampened the overall JPM EMBI+ return since together they represent a 40% weight within the index. The reporting period saw a wide divergence between Latin countries which returned -8.13% and non-Latin countries which returned 14.06%.

Positive growth and an improving outlook benefited Russia as the country outperformed the JPM EMBI+ for the six-month period, returning 21.11%. Prospects for continued International Monetary Fund (IMF) support improved after Russia repaid its Paris Club obligations. Negotiators for Russia and the Paris Club were able to agree on setting fiscal and monetary targets


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

and structural reform objectives (i.e., tax and banking reforms and other regulatory improvements).

The slowdown of the U.S. economy negatively impacted the Mexican economy, although Mexico did post a positive return of 9.32% for the six-month period. Mexican industries, such as tourism and exports, have declined as a result of the drop in travel and tightness in border security. The industries most affected were electronics, textiles, chemicals and auto parts provided by Mexican plants to American car manufacturers. In addition, the decline in global oil prices has negatively impacted the Mexican economy.

Argentina returned -31.13% for the six-month period, the poorest individual country return within the JPM EMBI+. Slow global growth and a rigid currency board--which rules out both devaluation and independent monetary policy--have kept Argentina in a recession-like state for the fourth consecutive year. The country's credit rating was lowered twice in the month of July due to concern that the government would default on its $130 billion debt. As the concerns of possible foreign debt default and devaluation of the Argentine peso became increasingly likely, we liquidated substantially all of the Fund's holdings in Argentina in November.

Weakness in neighboring Brazil also dampened overall returns in the emerging markets resulting in the second-worst individual country return at -4.40%. The real, Brazil's currency, continued to weaken, affected by outside events such as volatility in Argentina and investors' flight to safer assets after the events of September 11. The Central Bank has tried to support the currency through such measures as raising interest rates, sales of dollars from its reserves and auctions of dollar-linked bonds. However, since most of the government's debt is linked either to interest rates or to the U.S. dollar, the combination of rising borrowing rates and a weakening Brazilian currency has only increased the country's total debt.

Other individual countries posting positive returns included Colombia at 14.48%, Ecuador at 13.56% and Turkey at 12.55%. Sentiment regarding Ecuador remained positive as the country continues to exceed IMF targets. Ecuador, growing at a rate of 5% with tax revenues increasing and posting a fiscal surplus, is perhaps the only Latin credit with improving fundamentals.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Outlook

The events of September 11 have triggered a change in the risk profile of the U.S. economy, with a recession now upon the country. We believe the unemployment rate will climb over the next several months, weakening consumer confidence further. We also believe that the Federal Reserve may ease rates further, keeping the yield curve steep. Further fiscal stimulus in the form of additional tax cuts and increased government spending is also anticipated. While the economic recovery will be delayed until the spring of 2002, we believe it will be more robust as a result of the increased monetary and fiscal stimulus.

The slowing global economy and increased risk aversion will present challenges to the emerging market sector. We believe, however, that near-term deterioration in economic conditions will in time be offset by the effects of a massive fiscal stimulus and extremely accommodative monetary policy starting first in the U.S. While the recent attacks in the U.S. will have a negative effect on global growth and the emerging markets, the strengthening of relations between the U.S. and its allies may have a positive effect. The attacks have also increased the likelihood of continued G7 support for emerging economies. We are also encouraged by recent signs that the emerging market class, including in particular Brazil, has shown signs of de-coupling from the problems in Argentina as the effects in other countries have so far been muted.

We will maintain the Fund's overweight position in Russia based on improving economic reforms, President Putin's eagerness to join the World Trade Organization (WTO) and oil exports. Russia's oil industry is currently benefiting from tensions between the U.S. and the Middle East. One point of possible concern is that the Organization of Petroleum Exporting Countries
(OPEC) cartel has demanded that Russia (the second largest oil exporter behind Saudi Arabia) cut back its production in an attempt to boost prices. A cutback in oil production would mean that Russia could lose some of its export earnings and tax revenues, therefore affecting the flexibility of the government's fiscal policy. Given the weak state of the global economy and Russia's desire to maintain its course of economic recovery, we expect that Russia and OPEC will reach an acceptable compromise.

We will maintain our position in Mexico as we expect fiscal reforms in December and continued peso stability. We will increase our exposure to Brazil based on improved fundamentals, strengthening currency, and the de-coupling of Brazil from Argentina.


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]        John D. Carifa

[PHOTO OMITTED]        Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investment at Alliance and manages assets in both domestic and international markets. Mr. Lyski has over 27 years of investment experience.

We will modestly increase our exposure to Turkey due to the country's improving political stability, steady monetary policy, stable exchange rate and the disbursement of IMF loans expected before year-end 2001.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/92* TO 10/31/01

Alliance World Dollar Government Fund (NAV):  $29,563
J.P. Morgan Emerging Markets Bond Index Plus: $29,081

    [The following was depicted as a mountain chart in the printed material.]

                     Alliance World Dollar              J.P. Morgan Emerging
                        Government Fund               Markets Bond Index - PLUS
-------------------------------------------------------------------------------
      11/30/1992            10000                               10000
      10/31/1993            17264                               13866
      10/31/1994            12394                               12561
      10/31/1995            15111                               13500
      10/31/1996            21846                               19507
      10/31/1997            24956                               21617
      10/31/1998            20383                               19434
      10/31/1999            23094                               23317
      10/31/2000            29434                               28095
      10/31/2001            29563                               29081


This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund at net asset value (NAV) (from 11/30/92 to 10/31/01) as compared to the performance of an appropriate benchmark. For the period 11/30/92 through 10/31/94 the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index. From 10/31/94 through 10/31/01, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index Plus. (The inception date for the J.P. Morgan Emerging Markets Bond Index Plus is 12/31/93. Therefore, it is used as the benchmark for the first time beginning 10/31/94.) The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The J.P. Morgan Emerging Markets Bond Index and the J.P. Morgan Emerging Markets Bond Index Plus are composed of dollar-denominated restructured sovereign bonds; a large percentage of the indices are made up of Brady bonds.

When comparing Alliance World Dollar Government Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

* Closest month-end after Fund's inception date of 11/2/92.


--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

                  Alliance World Dollar Government Fund (NAV)--
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                         Alliance World Dollar      J.P. Morgan Emerging Markets
                         Government Fund (NAV)             Bond Index Plus
--------------------------------------------------------------------------------
       10/31/93*                 72.53%                        38.66%
       10/31/94                 -27.29%                        -9.41%
       10/31/95                  21.92%                         7.47%
       10/31/96                  44.57%                        44.50%
       10/31/97                  14.24%                        10.82%
       10/31/98                 -18.32%                       -10.10%
       10/31/99                  13.30%                        19.98%
       10/31/00                  27.46%                        20.49%
       10/31/01                   3.45%                         3.51%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The inception date for the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI +) is 12/31/93. Therefore, it is used as the Fund's benchmark for the first time beginning 10/31/94. For the period ended 10/31/93, the J.P. Morgan Emerging Markets Bond Index was used.

The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

* The Fund's return for the period ended 10/31/93 is from the Fund's inception date of 11/2/92 through 10/31/93.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATE                  PORTFOLIO STATISTICS

11/2/92                         Net Assets ($mil): $82.5

SECURITY TYPE

80.0% Sovereign
12.5% Brady Bonds
 1.0% Loan Participation
 0.1% Rights                              [PIE CHART OMITTED]
 0.4% Corporate Debt Obligations

 6.0% Short-Term

HOLDINGS BY ISSUER COUNTRY

24.5% Russia
21.1% Mexico
12.9% Argentina
 5.3% Brazil                              [PIE CHART OMITTED]
 5.1% Venezuela
 4.0% Philippines
 3.1% Bulgaria
 2.7% Turkey
 2.5% Ukraine
 1.9% Ecuador
 1.9% Peru
 1.8% South Korea
 1.7% Panama
 1.6% Qatar
 1.3% Trinidad & Tobago
 1.2% Dominican Republic
 1.0% Morocco
 0.4% Colombia

 6.0% Short-Term

All data as of October 31, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-94.0%

Sovereign Debt Securities-80.4%
Argentina-12.7%
Republic of Argentina
   Global Bonds
   12.00%, 6/19/31..............................     $ 6,336       $   2,771,850
   12.25%, 6/19/18..............................       4,000           1,720,000
   Series 2008
   7.00%, 12/19/08(a)...........................      12,662           6,014,333
                                                                   -------------
                                                                      10,506,183
                                                                   -------------
Brazil-2.7%
Republic of Brazil
   Global Bonds
   11.00%, 8/17/40(b)...........................       3,350           2,227,750
                                                                   -------------

Colombia-0.4%
Republic of Colombia
   11.75%, 2/25/20..............................         315             307,598
                                                                   -------------

Dominican Republic-1.2%
Dominican Republic
   9.50%, 9/27/06(c)............................       1,000             988,750
                                                                   -------------

Ecuador-2.0%
Republic of Ecuador
   5.00%, 8/15/30(a)(c).........................       3,975           1,609,875
                                                                   -------------

Korea-1.4%
Republic of Korea
   Global Bonds
   8.875%, 4/15/08..............................       1,000           1,179,000
                                                                   -------------

Mexico-21.1%
United Mexican States
   Global Bonds
   11.375%, 9/15/16(b)..........................      14,450          17,412,250
                                                                   -------------

Panama-1.8%
Republic of Panama
   Global Bonds
   10.75%, 5/15/20..............................       1,400           1,442,000
                                                                   -------------


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Philippines-4.0%
Republic of Philippines
   Global Bonds
   9.875%, 1/15/19............................       $ 1,800      $    1,469,700
   10.625%, 3/16/25...........................         2,200           1,853,500
                                                                  --------------
                                                                       3,323,200
                                                                  --------------
Qatar-1.6%
State of Qatar
   9.75%, 6/15/30(c)..........................         1,175           1,317,762
                                                                  --------------

Russia-24.6%
Russian Federation
   5.00%, 3/31/30(a)(c)(d)....................        29,100          13,998,555
Russian Ministry of Finance
   3.00%, 5/14/06.............................         2,600           1,615,380
   Series IV
   3.00%, 5/14/03.............................         1,700           1,515,210
   Series V
   3.00%, 5/14/08.............................         1,000             501,300
   Series VI
   3.00%, 5/14/06.............................         4,250           2,640,525
                                                                  --------------
                                                                      20,270,970
                                                                  --------------
Trinidad & Tobago-1.3%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(c)..........................         1,000           1,103,750
                                                                  --------------

Turkey-2.7%
Republic of Turkey
   Global Bonds
   11.875%, 1/15/30...........................         2,550           2,212,125
                                                                  --------------

Ukraine-2.5%
Republic of Ukraine
   11.00%, 3/15/07............................         2,374           2,076,813
                                                                  --------------

Venezuela-0.4%
Republic of Venezuela
   Global Bonds
   9.25%, 9/15/27.............................           510             339,150
                                                                  --------------

Total Sovereign Debt Securities
   (cost $65,890,550).........................                        66,317,176
                                                                  --------------


--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Collateralized Brady Bonds(e)-7.1%
Brazil-2.3%
Republic of Brazil-Discount
   Series Z-L FRN
   3.188%, 4/15/24............................       $ 1,400      $      925,820
   Par Series Z-L
   6.00%, 4/15/24.............................         1,500           1,006,950
                                                                  --------------
                                                                       1,932,770
                                                                  --------------
Venezuela-4.8%
Republic of Venezuela
   Series W-A
   6.75%, 3/31/20(f)..........................           550             433,125
   Discount Bonds FRN
   Series W-A
   3.188%, 3/31/20(f).........................         1,000             750,000
   Series W-B
   4.375%, 3/31/20(f).........................         3,700           2,734,500
                                                                  --------------
                                                                       3,917,625
                                                                  --------------
Total Collateralized Brady Bonds
   (cost $6,047,381)..........................                         5,850,395
                                                                  --------------

Non-Collateralized Brady Bonds-5.5%
Argentina-0.2%
Republic of Argentina FRB
   3.375%, 3/31/05............................           364             199,290
                                                                  --------------

Brazil-0.3%
Republic of Brazil
   C-Bonds
   8.00%, 4/15/14.............................           308             209,740
                                                                  --------------

Bulgaria-3.1%
Republic of Bulgaria-Discount
   Series A FRB
   4.563%, 7/28/24............................         3,250           2,559,375
                                                                  --------------

Peru-1.9%
Republic of Peru FLIRB
   4.00%, 3/07/17(a)..........................           320             207,200
   PDI
   4.50%, 3/07/17(a)..........................         1,900           1,368,000
                                                                  --------------
                                                                       1,575,200
                                                                  --------------
Total Non-Collateralized Brady Bonds
   (cost $4,567,749)..........................                         4,543,605
                                                                  --------------


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                         Shares/
                                                 Contracts(g) or
                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

Loan Participation-1.0%
Morocco-1.0%
Kingdom of Morocco
   Loan Participation FRN
   Series A
   2.78%, 1/01/09
   (cost $564,413) ..............................   $        924    $   804,201
                                                                    -----------

Total Sovereign Debt Obligations
   (cost $77,070,093) ...........................                    77,515,377
                                                                    -----------

CORPORATE DEBT OBLIGATION-0.4%
Hanvit Bank, SA
   12.75%, 3/01/10(a)(c)
   (cost $289,312) ..............................            275        294,250
                                                                    -----------

RIGHTS-0.0%
Mexico-0.0%
United Mexican States
   Value Recovery Rights
   expiring 6/30/03
   (cost $0) ....................................     13,200,000         66,000
                                                                    -----------

SHORT-TERM INVESTMENT-6.1%
Repurchase Agreement-6.1%
Deutsche Banc
   2.55%, dated 10/31/01
   due 11/01/01 in the amount of $5,000,354
   (cost $5,000,000; collateralized by $5,130,000
   FHLMC, 1.69%, due 12/31/01,
   value $5,100,810) ............................   $      5,000      5,000,000
                                                                    -----------

Total Investments-100.5%
   (cost $82,359,405) ...........................                    82,875,627
                                                                    -----------

CALL OPTIONS WRITTEN-(0.0%)
Russian Federation
   5.00%, 3/31/30
   expiring November '01 @$48.375
   (premiums received $29,250) ..................         (2,600)       (18,200)
                                                                    -----------

Total Investments, Net of Outstanding
   Call Options Written-100.5%
   (cost $82,330,155) ...........................                   $82,857,427
Other assets less liabilities-(0.5%) ............                      (379,272)
                                                                    -----------

Net Assets-100% .................................                   $82,478,155
                                                                    ===========


--------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2001.
(b) Securities or portions thereof, with an aggregate market value of $14,498,844 have been segregated to collateralize reverse repurchase agreements. Additional collateral in the amount of $4,490,196 is included in the receivable for securities sold on the statement of assets and liabilities.
(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to $19,312,942 representing 23.4% of net assets.
(d) Securities on which options are written (shares subject to call have an aggregate market value of $1,250,730).
(e) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(f)   Security trades with oil warrants expiring April 15, 2020.
(g)   One contract relates to 1,000 shares unless otherwise indicated.

      Glossary of Terms:

      FHLMC - Federal Home Loan Mortgage Corporation.
      FLIRB - Front Loaded Interest Reduction Bond.
      FRB   - Floating Rate Bond.
      FRN   - Floating Rate Note.
      PDI   - Past Due Interest.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost $82,359,405) .....      $  82,875,627
Cash .......................................................            242,164
Receivable for investment securities sold ..................         18,178,212
Interest receivable ........................................          1,735,185
Unrealized appreciation on interest rate swap contract .....             17,940
                                                                  -------------
Total assets ...............................................        103,049,128
                                                                  -------------
Liabilities
Reverse repurchase agreements ..............................         18,236,969
Outstanding options written (premiums received $29,250) ....             18,200
Dividends payable ..........................................            961,932
Payable for investment securities purchased ................            912,500
Advisory fee payable .......................................             80,049
Administrative fee payable .................................             21,700
Accrued expenses ...........................................            339,623
                                                                  -------------
Total liabilities ..........................................         20,570,973
                                                                  -------------
Net Assets .................................................      $  82,478,155
                                                                  =============
Composition of Net Assets
Capital stock, at par ......................................      $      87,448
Additional paid-in capital .................................        116,086,755
Distributions in excess of net investment income ...........           (632,135)
Accumulated net realized loss on investment
   transactions ............................................        (33,609,125)
Net unrealized appreciation of investments and
   other assets and liabilities ............................            545,212
                                                                  -------------
                                                                  $  82,478,155
                                                                  =============
Net Asset Value Per Share
   (based on 8,744,836 shares outstanding) .................             $ 9.43
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Interest ......................................                    $ 14,626,147
Expenses
Advisory fee ..................................     $  899,826
Custodian .....................................        189,718
Administrative fee ............................        134,974
Audit and legal ...............................         81,099
Printing ......................................         50,555
Transfer agency ...............................         47,352
Directors' fees ...............................         36,912
Miscellaneous .................................         41,960
                                                    ----------
Total expenses before interest ................      1,482,396
Interest expense ..............................      1,403,742
                                                    ----------
Total expenses ................................                       2,886,138
                                                                   ------------
Net investment income .........................                      11,740,009
                                                                   ------------
Realized and Unrealized Loss on
Investments
Net realized loss on investment
   transactions ...............................                      (7,288,101)
Net realized loss on options written ..........                          (1,307)
Net change in unrealized
   appreciation/depreciation of investments
   and other assets and liabilities ...........                      (1,191,781)
                                                                   ------------
Net loss on investment transactions
   and options written ........................                      (8,481,189)
                                                                   ------------
Net Increase in Net Assets From
   Operations .................................                    $  3,258,820
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended        Year Ended
                                                  October 31,       October 31,
                                                     2001              2000
                                                 ============      ============
Increase (Decrease) in Net Assets
from Operations
Net investment income ......................     $ 11,740,009      $ 10,296,920
Net realized gain (loss) on investment
   transactions and options written ........       (7,289,408)        8,870,877
Net change in unrealized
   appreciation/depreciation of investments
   and other assets and liabilities ........       (1,191,781)        1,429,555
                                                 ------------      ------------
Net increase in net assets from operations .        3,258,820        20,597,352
Dividends and Distributions to
Shareholders from
Net investment income ......................      (11,740,009)      (10,392,591)
Distributions in excess of net investment
   income ..................................         (632,135)         (867,721)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of Common Stock ................        1,971,460           539,434
                                                 ------------      ------------
Total increase (decrease) ..................       (7,141,864)        9,876,474
Net Assets
Beginning of period ........................       89,620,019        79,743,545
                                                 ------------      ------------
End of period ..............................     $ 82,478,155      $ 89,620,019
                                                 ============      ============

See notes to financial statements


--------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended October 31, 2001

Increase (Decrease) in Cash from:
Operating Activities:
Interest received ..........................    $  11,450,022
Interest expense paid ......................       (1,199,330)
Operating expenses paid ....................       (1,572,417)
                                                -------------
Net increase in cash from operating
   activities ..............................                       $  8,678,275
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments ...................      188,626,625
Purchase of long-term portfolio
   investments .............................     (206,074,508)
Proceeds from disposition of short-term
   portfolio investments, net ..............          171,622
                                                -------------
Net decrease in cash from investing
   activities ..............................                        (17,276,261)
Financing Activities*:
Increase in reverse repurchase
   agreements ..............................       18,202,035
Cash dividends paid ........................       (9,438,752)
                                                -------------
Net increase in cash from financing
   activities ..............................                          8,763,283
                                                                   ------------
Net increase in cash .......................                            165,297
Cash at beginning of period ................                             76,867
                                                                   ------------
Cash at end of period ......................                       $    242,164
                                                                   ============
--------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting from
   operations ..............................                       $  3,258,820
Adjustments:
Increase in interest receivable ............    $    (273,981)
Net realized loss on investment transactions
   and options written .....................        7,289,408
Net change in unrealized
   appreciation/depreciation of investments
   and other assets and liabilities ........        1,191,781
Accretion of bond discount .................       (2,902,144)
Increase in interest payable ...............          204,412
Decrease in accrued expenses ...............          (90,021)
                                                -------------
Total adjustments ..........................                          5,419,455
                                                                   ------------
Net increase in cash from operating
   activities ..............................                       $  8,678,275
                                                                   ============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accor-


--------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

dance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences primarily due to tax reclassification of income, resulted in a net decrease in accumulated net realized loss on investments and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

5. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Portfolio may be delayed or limited.

6. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") an advisory fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administration Agreement, the Fund pays Alliance a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. Alliance provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, where the Fund reimburses AGIS for costs relating to servicing phone inquiries for the


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Fund. During the year ended October 31, 2001, the Fund reimbursed AGIS $1,725.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $199,918,447 and $192,521,176, respectively, for the year ended October 31, 2001. There were no purchases or sales of U.S. government obligations for the year ended October 31, 2001.

At October 31, 2001, the cost of investments for federal income tax purposes was $84,610,778. Accordingly, gross unrealized appreciation of investments was $5,142,567 and gross unrealized depreciation of investments was $6,877,718 resulting in net unrealized depreciation of $1,735,151 (excluding the swap contract and options written).

At October 31, 2001, the Fund had a capital loss carryforward of $31,350,510 of which $25,961,582 expires in the year 2007 and $5,388,928 expires in the year 2009.

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


--------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Transactions in options written for the year ended October 31, 2001 were as follows:

                                                      Number
                                                   of Contracts      Premiums
                                                  ==============   ============

Options outstanding at beginning
   of year.....................................               -0-  $         -0-
Options written................................        5,150,000         83,910
Options terminated in closing purchase
   transactions................................       (2,550,000)       (54,660)
                                                  --------------   ------------
Options outstanding at
   October 31, 2001............................        2,600,000   $     29,250
                                                  --------------   ------------
2. Interest Rate Swap Agreement

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on certain underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

At October 31, 2001, the Fund had an outstanding interest rate swap contract with the following terms:

                                                    Rate Type
                                               ===================
                                                          Payments
                                               Payments   received
      Swap          Notional     Termination    made by    by the    Unrealized
  Counterparty       Amount         Date       the Fund     Fund    Appreciation
===============   =============  ===========   ========   ========  ============
Morgan Guaranty   US$ 8,463,496    1/1/09       LIBOR+     6.8526%     $17,940

+     LIBOR (London Interbank Offered Rate).


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE D

Capital Stock

There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,744,836 shares outstanding at October 31, 2001, Alliance owned 7,200 shares. During the year ended October 31, 2001, 172,675 shares were issued in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2000, the Fund issued 49,581 shares in connection with the dividend reinvestment plan.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended October 31, 2001, the average amount of reverse repurchase agreements outstanding was approximately $20,793,864, and the daily weighted average annualized interest rate was 4.10%.

As of October 31, 2001, the Fund had entered into the following reverse repurchase agreements:

   Amount                  Broker               Interest Rate      Maturity
============  ================================  =============  =================
$ 11,622,591  Merrill Lynch & Co., Inc.             2.50%      November 9, 2001
$  6,614,378  Morgan Stanley Dean Witter & Co.      2.50%      November 13, 2001

NOTE F

Concentration of Risk

Investing in securities of foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government.


--------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                           Year Ended October 31,
                                    -------------------------------------------------------------------
                                       2001          2000           1999           1998            1997
                                    -------------------------------------------------------------------
Net asset value,
   beginning of period ........     $ 10.45       $  9.36        $ 10.22        $ 16.03        $  15.50
                                    -------------------------------------------------------------------
Income From Investment
   Operations
Net investment income .........        1.36(a)       1.21(a)        1.26(a)        1.47(a)         1.61
Net realized and unrealized
   gain (loss) on investment
   and option transactions ....        (.95)         1.20            .08          (3.57)            .50
                                    -------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .................         .41          2.41           1.34          (2.10)           2.11
                                    -------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..........       (1.36)        (1.21)         (1.26)         (1.65)          (1.58)
Distributions in excess of
   net investment income ......        (.07)         (.11)          (.16)            -0-             -0-
Tax return of capital .........          -0-           -0-          (.04)            -0-             -0-
Distributions from net
   realized gains .............          -0-           -0-            -0-         (2.06)             -0-
Distributions in excess of
   net realized gains .........          -0-           -0-          (.74)            -0-             -0-
                                    -------------------------------------------------------------------
Total dividends and
   distributions ..............       (1.43)        (1.32)         (2.20)         (3.71)          (1.58)
                                    -------------------------------------------------------------------
Net asset value,
   end of period ..............     $  9.43       $ 10.45        $  9.36        $ 10.22        $  16.03
                                    ===================================================================
Market value,
   end of period ..............     $ 10.10       $10.375        $ 9.625        $12.625        $ 15.875
                                    ===================================================================
Total Return
Total investment return
   based on:(b)
   Market value ...............       11.51%        22.99%         (5.64)%         1.91%          28.74%
   Net asset value ............        3.45%        27.46%         13.30%        (18.32)%         14.24%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ............     $82,478       $89,620        $79,744        $82,950        $138,709
Ratio to average net assets of:
   Expenses ...................        3.21%         1.56%          1.76%          1.52%           1.43%
   Expenses, excluding
   interest expense ...........        1.65%         1.56%          1.76%          1.52%           1.43%
   Net investment income ......       13.05%        13.07%         13.46%         10.54%           9.50%
Portfolio turnover rate .......         202%          458%           435%           264%            281%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Alliance World Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 17, 2001


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 25

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION (unaudited)

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. PFPC Global Fund Services, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions,


--------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at PFPC Global Fund Services, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) except as described below, no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

At the March 1998, annual meeting of shareholders, the shareholders approved a change in the Fund's fundamental investment policies. As revised, the Fund, under normal circumstances must invest at least 75% of its total assets in a combination of sovereign debt obligations (not solely collateralized Brady Bonds) and zero coupon obligations.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 27

---------------------------
GLOSARY OF INVESTMENT TERMS
---------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Brady bonds

U.S. dollar-denominated bonds that are issued by emerging market countries, particularly markets in Latin America, and collateralized by U.S. Treasury zero-coupon bonds.

capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

G-7 Nations

A group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

Paris Club

An ad-hoc group of creditor nations that meets in Paris with debtor countries that are in a condition of default or imminent default to negotiate rescheduling of outstanding debt.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


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                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

PFPC Global Fund Services, Inc.
101 Federal Street
Boston, MA 02110

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


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30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND
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                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 31

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC Global Fund Services at (800) 331-1710.


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32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

Alliance World Dollar Government Fund
1345 Avenue of the Americas
New York, NY 10105

  Alliance Capital [LOGO](R)
  The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGAR1001